Other receivables, prepayments and other current assets	12 Months Ended
Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other receivables, prepayments and other current assets

Note 5 – Other receivables, prepayments and other current assets

As of December 31, 2019 and 2018, other receivables were $919,342 and $0, which consisted of payment of $890,396 upon signing of an agreement to purchase RVs for business use and $28,948 advance to employees for miscellaneous expenses. In first quarter of 2020, the vehicle purchase agreement was cancelled due to outbreak of COVID-19 and the payment of $890,396 was returned to the Company.

Prepayments and other current assets consisted of the following as of the date indicated:

	December 31, 2019	December 31, 2018
Deposit	$5,714	$3,482
Prepaid event costs	$28,292	$2,784,295
Prepaid investment	$-	$825,834
Prepaid software development fees	$430,836	$436,142
Prepaid product costs	$97,010	$-
Prepaid expenses	$63,257	$71,112
Total	$625,109	$4,120,865

Prepaid event costs consisted of payments made during planning stage and deposits to secure rooms and spaces for events and conferences. The event costs will be expensed upon performance of services and the excess amounts will be refunded.

Prepaid investment was advance payments for investments in equity ownerships of up to 40% in three companies. As of December 31, 2019, the remaining balance of $651,973 was fully impaired and was recorded as impairment on prepaid investment.

Prepaid software development fees were made to an unrelated party, Hanwen Technology Co., Ltd. for development of a soft media platform and films. As of the date of this report, the development had not been completed.

Prepaid product costs were made to several unrelated companies for products to be sold through live streaming channels.

Prepaid expenses primarily consisted of prepayment made for services.